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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           PRICELINE.COM INCORPORATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                       Delaware                           06-1528493
        ----------------------------------------        ----------------
        (State of Incorporation or Organization)        (I.R.S. Employer
                                                       Identification no.)

       Five High Ridge Park, Stamford, Connecticut           06905
       -------------------------------------------      ----------------
         (Address of Principal Executive Offices)          (Zip Code)

If this form relates to the                    If this form relates to the
registration of a class of                     registration of a class of
securities pursuant to Section                 securities pursuant to Section
12(b) of the Exchange Act and                  12(g) of the Exchange Act and
is effective upon filing                       is effective upon filing
pursuant to General                            pursuant to General
Instruction A.(c), please                      Instruction A.(d), please
check the following box. [ ]                   check the following box. [x]

Securities Act registration statement file number to which this form relates:
333-69657

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                    Name of Each Exchange on Which
      to be so Registered                    Each Class is to be Registered
      -------------------                    ------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, par value $0.008
                        --------------------------------
                                (Title of Class)
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Item 1.     Description of Registrant's Securities to be Registered

            For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Capital Stock" in the Registrant's Prospectus, which constitutes a part of the Registrant's Registration Statement on Form S-1 (File No. 333-69657), as amended, filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

Item 2.     Exhibits

            The following exhibits to this Registration Statement have been filed as exhibits to the Registrant's Registration Statement on Form S-1 (File No. 333-69657), as amended, filed under the Securities Act of 1933, as amended, and are hereby incorporated herein by reference.

   Exhibit
   Number                    Description of Exhibit
   -------                   ----------------------

      1. Form of Amended and Restated Certificate of Incorporation of the Registrant to be filed on the closing of the offering.

      2. Form of By-Laws of the Registrant to be filed on the closing of the offering.

      3.    Specimen Certificate for the Registrant's Common Stock.

      4. Amended and Restated Registration Rights Agreement, dated as of December 8, 1998, among the Registrant and certain stockholders of the Registrant.


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                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 18, 1999

                              priceline.com Incorporated


                              By: /s/ Paul E. Francis
                                  -------------------------------
                                  Name: Paul E. Francis
                                  Title: Chief Financial Officer